Exhibit 99.1

1 J.P. MORGAN ANNUAL HEALTHCARE CONFERENCE January 2022

2 2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID-19 pandemic on our business and operations; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third-party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 3 Our mission Century Therapeutics aims to expand patient access to life-saving cell therapies by developing innovative products that are more effective, tolerable, accessible, and affordable versus existing cells therapies. Building on a strong foundation, we believe we are poised to lead in iPSC derived cell therapies and disrupt the cell therapy field First candidate CNTY-101 expected to enter the clinic in 2H2022 Well capitalized with cash runway into 2025 Strong pipeline expected to deliver 5 INDs over next 3 years

CENTURY THERAPEUTICS - EMERGING LEADER IN ALLOGENEIC CELL THERAPIES FOR CANCER

COMPREHENSIVE iPSC CELL PLATFORM

For immune effector cells

TECHNICAL EXPERTISE

Genetic and protein engineering, process development and immuno-oncology

FOUNDATION IN SCIENCE

Continuing investment in innovation drives R&D

STATE-OF-THE ART GMP MANUFACTURING FACILITY

Expected to be fully operational 1Q22

$400.3M

In cash, cash equivalents and marketable securities as of Sept 30, 2021

~160

Employees including experienced leaders and entrepreneurs

WHOLLY OWNED PIPELINE

CNTY-101: Next-gen CD19 iNK program
CNTY-102: Dual targeted γδ iT program
CNTY-103: Dual targeted iNK program in GBM
-Initiating IND enabling activities 2022

BMS DISCOVERY COLLABORATION

BMS scientific expertise in 2 heme malignancies
Options for additional programs

CENTURY THERAPEUTICS

5 5 Multiple gene edits Engineered iPSC iNK cell iT cell iPSC bank Cell Engineering Manufacturing CENTURY’S END-TO-END PLATFORM HAS THE KEY COMPONENTS TO REALIZE POTENTIAL OF IPSC ITERATIVE ENHANCEMENT OF PRODUCT FITNESS AND FUNCTIONALITY Engineered iPSC MCB Differentiation CD34+ HSC T cell NK cell Reprogramming Reprogramming

6 6 ALLO-EVASIONTM 1.0 CENTRAL TO OUR APPROACH TO INCREASE DURABILITY OF RESPONSE β2M KO (HLA-I) HLA-E KI CIITA KO (HLA-II) CD8+ T Cell CD4+ T Cell NK cell • 3 core edits to prevent the 3 major pathways of host rejection • CNTY-101 expected to be the first candidate designed to evade all 3 pathways to enter the clinic • Allo-evasion is essential to unlock potential for multiple doses that are not rejected, allowing for potentially durable responses

7 7 CENTURY’S LEAD INK AND IT PROGRAMS iNK Candidates iT Candidates • CNTY-101: First candidate entering P1 ELiPSE-1 in R/R CD19+ B cell malignancies (expected in 2H22) • CNTY-103: First candidate for solid tumors (IND expected in 2023) • Multi-specific design to address heterogeneity of recurrent GBM • CNTY-102: First γδ iT candidate, dual targeted for B-cell malignancies (IND expected in 2024) • Potential to combine with CNTY-101 • Prioritizing γδ iT platform for initial CAR-iT products

8 8 CENTURY AND BRISTOL MYERS SQUIBB COLLABORATION • Comprehensive iPSC cell platform with CAR-iNK and CAR-iT candidates • State of the art cell engineering and manufacturing • Allo-evasion technology to potentially enable redosing and potentially increase durability of clinical responses Century Therapeutics • Extensive experience in oncology and hematology drug development and commercialization • Leader in immuno-oncology, hematology and cell therapy • Multiple complementary technologies Bristol Myers Squibb • Initial focus on iPSC-derived products for multiple myeloma (MM) and acute myeloid leukemia (AML) • Opportunity to leverage complementary technologies and capabilities Collaboration includes iNK or γδ iT cell candidates for AML and multiple myeloma with option to add 2 additional programs in either hematological malignancies or solid tumors Discovery collaboration

9 9 BRISTOL MYERS SQUIBB COLLABORATION FINANCIAL SUMMARY Upfront Milestones Royalties $100M $100M upfront payment Co-promotion Century eligible for additional payments for future program initiation, development, regulatory and commercial milestones Up to ~ $3B Century to receive tiered royalties on net sales High-single to low-teens Century has ability to opt-in for no exercise fee in the U.S for certain programs in exchange for enhanced U.S. royalties Equity $50M equity investment in Century’s common stock at $23.14/share $50M

10 10 Product iPSC Platform Targets Indications Expected IND Submission Discovery Preclinical Clinical Collaborator CNTY-101 iNK CD19 B-Cell Malignancies Mid 2022 CNTY-103 iNK CD133 + EGFR Glioblastoma 2023 CNTY-102 iT CD19 + CD79b B-Cell Malignancies 2024 CNTY-104 iNK/iT Multi- specific Acute Myeloid Leukemia 2024 CNTY-106 iNK/iT Multi- specific Multiple Myeloma 2024 Hematologic Tumors Solid Tumors Product candidate pipeline across cell platforms and targets in solid and hematologic cancers PIPELINE

ANTICIPATED 2022 CATALYSTS

Pipeline

- CNTY-101: IND submission (Mid-2022)
- CNTY-101 Phase 1 (ELiPSE-1) start in B-cell malignancies (2H22)
- CNTY-103: Initiate manufacturing of MCB (Mid-2022)
- CNTY-103: Select development candidate, initiate IND enabling activities (4Q22)
- Future pipeline candidates (2022)

Data Disclosures

- MAD7 nuclease in iPSC gene editing platform (2Q22)
- Epigenetics and cell reprogramming (2H22)
- CNTY-102 (4Q22)
- iNK platform 2.0 (4Q22)

Events

- R&D Day (GBM + CNTY-103 + Universal CAR) (1H22)
- R&D Day (TBD) (4Q22)

CENTURY THERAPEUTICS

11

12 12 CENTURY THERAPEUTICS’ UNIQUE INVESTMENT OPPORTUNITY • CNTY-101 IND submission on track for mid-2022 • Century’s most advanced allogeneic cell therapy designed to avoid 3 pathways of host rejection • CNTY-103 IND enabling activities to initiate in 2022 • Century’s first solid tumor candidate for GBM • Sufficient cash runway well into 2025 • Well financed and ready to execute on 5 INDs over next 3 years • Experienced partner on board to tackle challenging malignancies • Bristol-Myers Squibb brings expertise in oncology and hematology • Comprehensive end-to-end platform • iNK and iT platforms with gamma delta selected for first iT candidate With a strong foundation in place, we believe 2022 is a year of execution for Century

13 THANK YOU

14 14 Q&A GREG RUSSOTTI, PhD Chief Technology Officer Century Therapeutics GREG RUSSOTTI, PhD Chief Technology Officer Century Therapeutics Lalo Flores, PhD ǀ CEO Hy Levitsky, MD ǀ President R&D Michael Diem, MD, ǀ CBO